                                                                    EXHIBIT 3.27

                         CERTIFICATE OF INCORPORATION

                                      OF

                               NEW YORK DIALYSIS
                               MANAGEMENT, INC.
                              (New York Domestic)

                               UNDER SECTION 402

                                OF THE BUSINESS         STATE OF NEW YORK
                                                       DEPARTMENT OF STATE
                                CORPORATION LAW
                                                       FILED MAR 15 1990

                                                       AMT OF CHECK $280
                                                       FILING FEE $100
                   COUNSEL: David S. Hochman           TAX $160
                            FINGER, HOCHMAN & DELOTT.  COUNTY FEE $________
                            P.C.                       COPY $10
                            30 N. LaSalle Street       REFUND $________
                            Chicago, IL 60602          SPEC HANDLE 10

                                                       BY: D Y
                                                          ----------------------

                         CERTIFICATE OF INCORPORATION
                                      OF
                      NEW YORK DIALYSIS MANAGEMENT, INC.
                      ==================================
               Under Section 402 of the Business Corporation Law


     WE, THE UNDERSIGNED, all of the age of eighteen years or over, for the purpose__ of forming a corporation pursuant to Section 402 of the Business Corporation Law of New York, do hereby certify:

     FIRST:    The name of the corporation is:

               New York Dialysis Management, Inc.

     SECOND:   The purposes for which it is formed are:  To engage in any lawful act or activity for which corporations may be organized under the Business Corporation Law; provided that the corporation is not formed to engage in any act or activity which requires the consent or approval of any state official, department, board, agency or other body, without such consent or approval first being obtained; and provided further that the corporation is not formed to engage in the ownership and/or operation of a diagnostic and treatment center under Article 28 of the Public Health Law.

     THIRD:    The office of the corporation is to be located at 1200 Van Nest
Avenue, County of Bronx, State of New York.

     FOURTH:   The aggregate number of shares which the corporation shall have authority to issue is Three Thousand Two Hundred (3,200) without par value.

     FIFTH:    The Secretary of State is designated as the agent of the
corporation upon whom process against the corporation may be served. The post office address to which the Secretary of State shall mail a copy of any process against the corporation served upon him is: c/o C T Corporation System, 1633 Broadway, New York, New York 10019.

     SIXTH:    The name and address of the registered agent which is to be the agent of the corporation upon whom process against it may be served are C T Corporation System, 1633 Broadway, New York, New York 10019.

     IN WITNESS WHEREOF, I, have made and signed this certificate this 28th day of February, 1990 and I affirm the statements contained therein as true under penalties of perjury.

                                                 (rmd) /s/ Robert Dodge
                                                ----------------------------
                                                       (Signature)

                                                      Robert M. Dodge
                                                ----------------------------
                                                   (Name of Incorporator)

                                                     101, North Scoville
                                                     Oak Park, IL 60302
                                                ----------------------------
                                                          (Address)

                       CERTIFICATE OF AMENDMENT OF THE
                        CERTIFICATE OF INCORPORATION OF
                      NEW YORK DIALYSIS MANAGEMENT, INC.
                      ----------------------------------
               Under Section 805 of the Business Corporation Law

                                  * * * * * *


     WE, THE UNDERSIGNED, Craig W. Moore and Paul Balter, M.D., being respectively the President and the Secretary of New York Dialysis Management, Inc. do hereby certify:

     1.   The name of the corporation is New York Dialysis Management, Inc.

     2. The certificate of incorporation of said corporation was filed by the Department of State on March 15, 1990.

     3. (a) The certificate of incorporation is amended to increase the aggregate number shares which the Corporation has authority to issue from 3,200 to 7,000.

          (b) To effect the foregoing, Article Fourth of the Certificate of Incorporation is hereby amended to read as follows:

               "FOURTH: The aggregate number of shares which the corporation shall have authority to issue is Seven Thousand (7,000), without par value."

     4. The amendment was authorized in the following manner: By unanimous written consent of the Board of Directors, followed by the unanimous written consent of all of the shareholders.

     IN WITNESS WHEREOF, we have made and signed this certificate this 1st day of October, 1991 and we affirm the statements contained therein as true under penalties of perjury.

                                   NEW YORK DIALYSIS MANAGEMENT, INC:

                                   By: (cwm) /s/ Craig W. Moore
                                      --------------------------------------
                                       Craig W. Moore, President


                                   By: (pb) /s/ Paul Balter
                                      --------------------------------------
                                       Paul Balter, M.D., Secretary

                          CERTIFICATE  OF AMENDMENT

                                    OF THE

                         CERTIFICATE OF INCORPORATION

                                      OF

                       NEW YORK DIALYSIS MANAGEMENT INC.

                           UNDER SECTION 805 OF THE
                           BUSINESS CORPORATION LAW


                               STATE OF NEW YORK
                              DEPARTMENT OF STATE

                               FILED APR 09 1992

                               TAX $ 190
                                    -------------

                               BY: SAC
                                  ---------------
                                     BRONX

                         Finger Hochman & Delott, P C
                      30 North LaSalle Street, Ste. 4300
                              Chicago, IL  60602

                             CERTIFICATE OF CHANGE

                                      OF

                      NEW YORK DIALYSIS MANAGEMENT, INC.

             (Under Section 805-A of the Business Corporation Law)

     FIRST: The name of the corporation is: NEW YORK DIALYSIS MANAGEMENT, INC.

     SECOND: The Certificate of Incorporation of the corporation was filed by the Department of State on March 15, 1990.

     THIRD: The Certificate of Incorporation of the corporation is hereby changed, pursuant to the authorization of the Board of Directors of the Corporation, so as to change the post office address to which the Secretary of State shall mail a copy of any process against the corporation served upon him and to change designation of registered agent. To accomplish said changes:

(a) The following statement of said post office address to which the Secretary of State shall mail a copy of process is substituted:

          "The post office address within the State of New York to which the Secretary of State shall mail a copy of any process against the corporation served upon him is c/o The Prentice-Hall Corporation System, Inc., 15 Columbus Circle, New York, New York 10023-7773."

(b)  The following statement of designation of registered agent is substituted:

          "The name and the address of the registered agent of the corporation are The Prentice-Hall Corporation System, Inc., 15 Columbus Circle, New York, New York 10023-7773. Said registered agent is to be the agent upon which process against the corporation may be served."

IN WITNESS WHEREOF, we have subscribed this document on the date hereinafter set forth and do hereby affirm, under the penalties of perjury, that the statements contained therein have been examined by us and are true and correct.

Dated: 3-25-94

Name of
Signers /s/ Craig W. Moore
        -----------------------------------------
          Craig W. Moore               President


Name of
Signer  /s/ Paul Balter M.D.
        -----------------------------------------
          Paul Balter, M.D.            Secretary

                             CERTIFICATE OF CHANGE

                                      OF

                      NEW YORK DIALYSIS MANAGEMENT, INC.

             (Under Section 805-A of the Business Corporation Law)




STATE OF NEW YORK                         Filed By:
DEPARTMENT OF STATE             FINGER, HOCHMAN & DELOTT P.C.
FILED  APR 18,1994            30 N. LaSalle Street, Suite 4306
TAX $________________                 Chicago, IL  60602
BY:                                 Att: Becky Eytcheson
   ------------------
      BRONX

                             CERTIFICATE OF CHANGE

                                      OF

                      NEW YORK DIALYSIS MANAGEMENT, INC.

             (Under Section 805-A of the Business Corporation Law)

          FIRST: The name of the corporation (the "corporation") is
                      NEW YORK DIALYSIS MANAGEMENT, INC.

     SECOND: The certificate of incorporation of the corporation was filed by the Department of State on 03-15-90

     THIRD: The certificate of incorporation of the corporation is hereby changed, so as to change the post office address to which the Secretary of State of New York shall mail a copy of process against the corporation served upon him and to change the address of the registered agent; and to accomplish said changes, the statements in the certificate of incorporation relating to said post-office address and the designation of registered agent are hereby stricken and the following statements are substituted in lieu thereof;

     "The post office address within the State of New York to which the Secretary of State of New York shall mail a copy of any process against the corporation served upon him is c/o THE PRENTICE-HALL CORPORATION SYSTEM, INC. 500 Central Avenue Albany, New York 12206-2290"

     "The name and the address of the registered agent of the corporation are THE PRENTICE-HALL CORPORATION SYSTEM, INC. 500 Central Avenue Albany, New York 12206-2290. Said registered agent is to be the agent upon which process against the corporation may be served."

     FOURTH: A notice of the proposed changes was mailed by the undersigned to the corporation not less than 30 days prior to the date of the delivery of this certificate to the of Department of State and the corporation has not objected thereto. The person signing this certificate is the agent of the corporation to whose address the Secretary of State of New York is required to mail copies of process and the registered agent of the corporation.

     IN WITNESS WHEREOF, we have subscribed this document on the date set forth below and do hereby affirm, under the penalties of perjury, that the statements contained therein have been examined by us and are true and correct.

Date: February 1, 1995


                                   THE PRENTICE-HALL CORPORATION SYSTEM, INC.

                                   /s/ Dennis Howarth
                                   -----------------------------------
                                   Dennis Howarth, Vice President

                                   /s/ Richard L. Kushay
                                   -----------------------------------
                                   Richard L. Kushay, Asst. Secretary

                             CERTIFICATE OF CHANGE

                                      of

                      NEW YORK DIALYSIS MANAGEMENT, INC.

             (Under Section 805-A of the Business Corporation Law)




                                                  STATE OF NEW YORK
                                                  DEPARTMENT OF STATE

                                                  FILED  MARCH 13 1995
                                                  TAX $________________
                                                  BY: R J C
                                                     ------------------



Margaret Timmins
THE PRENTICE-HALL, CORPORATION SYSTEM, INC.
375 Hudson Street, 11th Floor
New York, New York 10014-3660

                             Certificate of Change
                                      of
                      NEW YORK DIALYSIS MANAGEMENT, INC.

             (Under Section 805-A of the Business Corporation Law)


     FIRST: The name of the corporation (the "corporation") is

                      NEW YORK DIALYSIS MANAGEMENT, INC.

     SECOND: The certificate of incorporation of the corporation was filed by the Department of State on
                                  03-15-1990

     THIRD: The certificate of incorporation of the corporation is hereby changed, so as to change the post office address to which the Secretary of State of New York shall mail a copy of any process against the corporation served upon said Secretary of State and to change the address of the registered agent; and to accomplish said changes, the statements in the certificate of incorporation relating to said post office address and the designation of registered agent are hereby stricken and the following statements are substituted in thereof;

     "The post office address within the State of New York to which the Secretary of State of New York shall mail a copy of any process against the corporation served upon him is c/o THE PRENTICE-HALL CORPORATION SYSTEM, INC. 80 State Street, Albany, New York 12207"

     "The name and the address of the registered agent of the corporation are THE PRENTICE-HALL CORPORATION SYSTEM, INC. 80 State Street, Albany, New York 12207. Said registered agent is to be the agent upon which process against the corporation may be served."

     FOURTH: A notice of the proposed changes was mailed by the undersigned to the corporation not less than 30 days prior to the date of the delivery of this certificate to the Department of State and the corporation has not objected thereto. The person signing this certificate is the agent of the corporation to whose address the Secretary of State of New York is required to mail copies of process and the registered agent of the corporation.

     IN WITNESS WHEREOF, we have subscribed this document on the date set forth below and do hereby affirm, under the penalties of perjury, that the statements contained therein have been examined by us and are true and correct.

Date:  March 3, 1997


                                   THE PRENTICE-HALL CORPORATION SYSTEM, INC.


                                   /s/ William G. Popeo
                                   ------------------------------------
                                   William G. Popeo, Vice President


                                   /s/ John H. Pelletier
                                   ------------------------------------
                                   John H. Pelletier, Asst. Secretary

                             CERTIFICATE OF CHANGE

                                      of

                      NEW YORK DIALYSIS MANAGEMENT, INC.

             (Under Section 805-A of the Business Corporation Law)


                                                       STATE OF NEW YORK
                                                       DEPARTMENT OF STATE
                                                       FILED APRIL 14, 1997
                                                       TAX $_______________
                                                       BY:  Neil
                                                          -----------------
                                                               Bronx




Anne Grigorakos
THE PRENTICE-HALL CORPORATION SYSTEM, INC.
375 Hudson Street, 11th Floor
New York, New York  10014